Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2012
Regulatory Assets and Liabilities

Note 4 – Regulatory Assets and Liabilities

Natural gas operations are subject to the regulation of the Arizona Corporation Commission (“ACC”), the Public Utilities Commission of Nevada (“PUCN”), the California Public Utilities Commission (“CPUC”), and the Federal Energy Regulatory Commission (“FERC”). Southwest accounting policies conform to U.S. GAAP applicable to rate-regulated entities and reflect the effects of the ratemaking process. Accounting treatment for rate-regulated entities allows for deferral as regulatory assets, costs that otherwise would be expensed, if it is probable that future recovery from customers will occur. If rate recovery is no longer probable, due to competition or the actions of regulators, Southwest is required to write-off the related regulatory asset. Regulatory liabilities are recorded if it is probable that revenues will be reduced for amounts that will be credited to customers through the ratemaking process.

The following table represents existing regulatory assets and liabilities (thousands of dollars):

December 31,	2012	2011
Regulatory assets:
Accrued pension and other postretirement benefit costs (1)	$373,615	$330,844
Unrealized net loss on non-trading derivatives (Swaps) (2)	2,395	11,743
Deferred purchased gas costs (3)	6,031	2,323
Accrued purchased gas costs (4)	30,300	18,400
Unamortized premium on reacquired debt (5)	19,452	19,011
Other (6)	44,927	32,988

	476,720	415,309
Regulatory liabilities:
Deferred purchased gas costs (3)	(98,957)	(72,426)
Accumulated removal costs	(256,000)	(233,000)
Unrealized net gain on non-trading derivatives (Swaps) (2)	(6)	—
Deferred gain on southern Nevada division operations facility (7)	(392)	(806)
Unamortized gain on reacquired debt (8)	(11,934)	(12,470)
Other (9)	(6,951)	(14,501)

Net regulatory assets	$102,480	$82,106

(1)	Included in Deferred charges and other assets on the Consolidated Balance Sheets. Recovery period is greater than five years. (See Note 10).
(2)

The following table details the regulatory assets/(liabilities) offsetting the derivatives (Swaps) at fair value in the balance sheets (thousands of dollars). The actual amounts, when realized at settlement, become a component of purchased gas costs under the Company’s purchased gas adjustment (“PGA”) mechanisms. (See Note 13).

Instrument	Balance Sheet Location	2012	2011
Swaps	Deferred charges and other assets	$319	$621
Swaps	Prepaids and other current assets	2,076	11,122
Swaps	Other deferred credits	(6)	—

(3)	Balance recovered or refunded on an ongoing basis with interest.
(4)	Included in Prepaids and other current assets on the Consolidated Balance Sheets and recovered over one year or less.
(5)	Included in Deferred charges and other assets on the Consolidated Balance Sheets. Recovered over life of debt instruments.
(6)

Other regulatory assets including deferred costs associated with rate cases, regulatory studies, and state mandated public purpose programs (including low income and conservation programs), as well as margin and interest-tracking accounts, amounts associated with accrued absence time, and deferred post-retirement benefits other than pensions. Recovery periods vary.

(7)

Balance was originally being amortized over a four-year period beginning in the fourth quarter of 2009. As a result of the most recent Nevada general rate case Decision, the amortization period was extended through 2015.

(8)	Included in Other deferred credits on the Consolidated Balance Sheet. Amortized over life of debt instruments.
(9)	Other regulatory liabilities includes amounts associated with income tax and gross-up.